UNDERWRITING AGREEMENT

between

INFINITY I-CHINA ACQUISITION CORPORATION

and

MORGAN JOSEPH & CO. INC. and LEGEND MERCHANT GROUP, INC.

Dated:  _________, 2008

INFINITY I-CHINA ACQUISITION CORPORATION

UNDERWRITING AGREEMENT

New York, New York
___________, 2008
Morgan Joseph & Co. Inc..
600 Fifth Avenue, 19th Floor
New York, New York 10020

Legend Merchant Group, Inc.
30 Broad Street, 38th Floor
New York, New York 10004

As Representatives of the
Several Underwriters named in Schedule I hereto

Re: Public Offering of Securities

Ladies and Gentlemen:

The undersigned, Infinity I-China Acquisition Corporation, an exempt limited duration company organized under the laws of the Cayman Islands (“Company”), hereby confirms its agreement with Morgan Joseph & Co. Inc. (“Morgan Joseph”) and Legend Merchant Group, Inc. (“Legend Merchant Group”, and jointly with Morgan Joseph, also referred to herein variously as “you,” or the “Representatives”) and with the other underwriters named on Schedule I hereto for which Morgan Joseph and Legend Merchant Group are acting jointly as Representatives (the Representatives and the other underwriters being collectively called the “Underwriters” or, individually, an “Underwriter”) as follows:

1.	Purchase and Sale of Securities.

1.1 Firm Securities.

1.1.1 Firm Units. Each Firm Unit consists of one ordinary share, par value $.0001 per share (“Ordinary Share”), and one redeemable warrant (“Warrant”).  The Firm Units are to be offered initially to the public (“Offering”) at the offering price of $8.00 per Firm Unit.

1.1.2 Purchase of Firm Units.  On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell, severally and not jointly, to the several Underwriters, an aggregate of 4,500,000 units (“Firm Units”) of the Company, at a purchase price (net of discounts and commissions equal to $0.32) of $7.68 per Firm Unit, subject to the payment of the Deferred Fees (as hereinafter defined) of 0.24 per Firm Unit pursuant to Section1.13 hereof.  The Underwriters, severally and not jointly, agree to purchase from the Company the number of Firm Units set forth opposite their respective names on Schedule I attached hereto and made a part hereof at a purchase price (net of discounts and commissions equal to $0.32) of $7.68 per Firm Unit, subject to the payment of the Deferred Fees of 0.24 per Firm Unit pursuant to Section1.13 hereof.

1.1.3 Deferral of a Portion of Underwriters’ Discount.  On the Closing Date (as defined in Section 1.14 hereof) and, if applicable, on the Option Closing Date (as defined in Section 1.2.2), the Company agrees that, of the $7.68 paid by the Underwriters, $0.24 per Unit in the Offering and , if applicable, $0.24 per Option Unit (as defined in Section 1.2.1) (the “Deferred Fees”) will be deposited in the Trust Account.   Upon the consummation of a Business Combination (as defined in Section 1.3 hereof), the Representatives shall promptly receive the Deferred Fees, but only with respect to those units as to which the component shares have not been redeemed for cash by those shareholders who voted against the Business Combination and exercised their redemption rights.  In the event that the Company is unable to consummate a Business Combination and the trustee of the Trust Account commences liquidation of the Trust Account, the Representatives hereby agree to the following: (i) to forfeit any rights or claims to the Deferred Fees; and (ii) that the Deferred Fees shall be distributed on a pro-rata basis among the holders of the Ordinary Shares included in the units sold in the Offering along with any interest accrued thereon, net of taxes.

1.1.4 Payment and Delivery for Firm Units.  Delivery and payment for the Firm Units shall be made at 10:00 a.m., New York City time, on the fourth Business Day (as hereinafter defined) following the effective date (“Effective Date”) of the Registration Statement (as defined in Section 2.1.1 hereof) or at such earlier time as shall be agreed upon by the Representatives and the Company at the offices of Loeb & Loeb LLP (“Loeb & Loeb”) or at such other place as shall be agreed upon by the Representatives and the Company.  The hour and date of delivery and payment for the Firm Units are called “Closing Date.”  Payment for the Firm Units shall be made on the Closing Date at the Representatives’ election by wire transfer in federal (same day) funds or by certified or bank cashier’s check(s) in New York Clearing House funds, payable as follows: [$32,850,000] of the proceeds received by the Company for the Firm Units and $1,080,000 of the Deferred Fees shall be deposited in the trust account established by the Company for the benefit of the public shareholders as described in the Registration Statement (“Trust Account”) pursuant to the terms of an Investment Management Trust Agreement (“Trust Agreement”) between the Company and American Stock Transfer & Trust Company (“AST”) and the remaining proceeds shall be paid (subject to Section 3.12 hereof) to the order of the Company upon delivery to you of certificates (in form and substance satisfactory to the Underwriters) representing the Firm Units (or through the facilities of the Depository Trust Company (“DTC”) for the account of the Underwriters.  The Firm Units shall be registered in such name or names and in such authorized denominations as the Representatives may request in writing at least two full Business Days prior to the Closing Date.  The Company will permit the Representatives to examine and package the Firm Units for delivery, at least one full Business Day prior to the Closing Date.  The Company shall not be obligated to sell or deliver the Firm Units except upon tender of payment by the Representatives for all the Firm Units.  “Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

1.2 Over-Allotment Option.

1.2.1 Option Units.  For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Units, the Underwriters are hereby granted, severally and not jointly, an option to purchase up to an additional 675,000 units from the Company (“Over-allotment Option”).  Such additional 675,000 units, the net proceeds of which will be deposited in the Trust Account, are hereinafter referred to as “Option Units.”  The Firm Units and the Option Units are hereinafter collectively referred to as the “Units,” and the Units, the Ordinary Shares and the Warrants included in the Units and the Ordinary Shares issuable upon exercise of the Warrants are hereinafter referred to collectively as the “Public Securities.”  The purchase price to be paid for the Option Units will be the same price per Option Unit as the price per Firm Unit set forth in Section 1.1.2 hereof.

1.2.2 Exercise of Option.  The Over-allotment Option granted pursuant to Section 1.2.1 hereof may be exercised by the Representatives as to all (at any time) or any part (from time to time) of the Option Units within 30 days after the Effective Date.  The Underwriters will not be under any obligation to purchase any Option Units prior to the exercise of the Over-allotment Option.  The Over-allotment Option granted hereby may be exercised by the giving of oral notice to the Company by either of the Representatives, which must be confirmed in writing by email or facsimile transmission setting forth the number of Option Units to be purchased and the date and time for delivery of and payment for the Option Units (the “Option Closing Date”), which will not be later than five full business days after the date of the notice or such other time and in such other manner as shall be agreed upon by the Company and the Representatives, at the offices of Loeb & Loeb or at such other place as shall be agreed upon by the Company and the Representatives  Upon exercise of the Over-allotment Option, the Company will become obligated to convey to the Underwriters, and, subject to the terms and conditions set forth herein, the Underwriters will become obligated to purchase, the number of Option Units specified in such notice.

1.2.3 Payment and Delivery.  Payment for the Option Units will be made on the Option Closing Date at the Representatives’ election by wire transfer in federal (same day) funds or by certified or bank cashier’s check(s) in New York Clearing House funds, at a purchase price of $7.68 per Option Unit (net of discounts and commissions equal to $0.32), subject to the payment of the Deferred Fees as described in Section 1.1.3 hereof, upon delivery to you of certificates (in form and substance satisfactory to the Underwriters) representing the Option Units (or through the facilities of DTC) for the account of the Underwriters.  The certificates representing the Option Units to be delivered will be in such denominations and registered in such names as the Representatives request not less than two full business days prior to the Closing Date or the Option Closing Date, as the case may be, and will be made available to the Representatives for inspection, checking and packaging at the aforesaid office of the Company’s transfer agent or correspondent not less than one full business day prior to such Closing Date.

1.3 Warrants Underlying Units. Each Warrant entitles its holder to exercise it to purchase one Ordinary Share for $6.00 during the period commencing on the later of the consummation by the Company of its “Business Combination” or one year from the Effective Date of the Registration Statement and terminating on the four-year anniversary of the Effective Date.  “Business Combination” shall mean any merger, capital stock exchange, asset acquisition, other contractual arrangement resulting in a business combination or other similar business combination consummated by the Company with an operating business having its primary operations in the People’s Republic of China (as described more fully in the Registration Statement (as defined in Section 2.1.1 below)).

1.4 Separate Trading. The Ordinary Shares and the Warrants included in the Firm Units shall trade separately on the tenth business day (or as soon as practicable thereafter) following the earlier of (i) the expiration or termination of the Over-allotment Option (as defined in Section 1.2.1 hereof) or (ii) its exercise in full, subject in each case to the Company’s having filed a Current Report on Form 6-K with the Securities and Exchange Commission (“Commission”) containing an audited balance sheet reflecting the Company’s receipt of the gross proceeds of the Offering and having issued a press release announcing when such separate trading will begin.

1.5 Representatives’ Purchase Option .

1.5.1 Purchase Option.  The Company hereby agrees to issue and sell to the Representatives (and/or their designees) on the Effective Date an option (“Representatives’ Purchase Option”) for the purchase of an aggregate of 450,000 units (“Representatives’ Units”) for an aggregate purchase price of $100.  Each of the Representatives’ Units is identical to the Firm Units  except that the redeemable warrants included in the Representatives’ Units have an exercise price per share of $6.60 (sometimes referred to as the “Representatives’ Warrants”).  The Representatives’ Purchase Option will be exercisable, in whole or in part, commencing on the one-year anniversary of the Effective Date and expiring on the five-year anniversary of the Effective Date at an initial exercise price per Representatives’ Unit of $10.00 (125% of the initial public offering price of a Unit) and may be exercised on a cashless basis.  The Representatives’ Purchase Option, the Representatives’ Units, the Ordinary Shares contained within the Representatives’ Units, the Representatives’ Warrants and the Ordinary Shares issuable upon exercise of the Representative’s Warrants are hereinafter referred to collectively as the “Representatives’ Securities.”  The Public Securities and the Representatives’ Securities are hereinafter referred to collectively as the “Securities.”  The Representatives understand and agree that there are significant restrictions against transferring the Representatives’ Securities during the first year after the Effective Date, as set forth in Section 3 of the Representatives’ Purchase Option.

1.5.2 Payment and Delivery.  Delivery and payment for the Representatives’ Purchase Option will be made on the Closing Date.  The Company will deliver to the Representatives, upon payment therefor, certificates for the Representatives’ Purchase Option in the name or names and in such authorized denominations as the Representatives may request.

2.	Representations and Warranties of the Company. The Company represents and warrants to the Underwriters as follows:

2.1 Filing of Registration Statement.

2.1.1 Pursuant to the Act.  The Company has submitted to the Commission a registration statement on Form F-1 (File No.  333- _________), and thereafter filed an amendment or amendments thereto with the Commission, including any related preliminary prospectus (“Preliminary Prospectus”), for the registration of the Securities under the Securities Act of 1933, as amended (“Act”), which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the rules and regulations (the “Regulations”) of the Commission under the Act.  The conditions for use of Form F-1 to register the Offering under the Act, as set forth in the General Instructions to such Form, have been satisfied. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of such time pursuant to Rule 430A of the Regulations), is hereinafter called the “Registration Statement,” and the form of the final prospectus dated the Effective Date included in the Registration Statement (or, if applicable, the form of final prospectus filed by the Company with the Commission pursuant to Rule 424 of the Regulations), is hereinafter called the “Prospectus.”  For purposes of this Agreement, “Time of Sale,” as used in the Act, means 4:30 p.m.  New York City time, on the date of this Agreement.  Prior to the Time of Sale, the Company prepared a preliminary Prospectus, dated _________, 2008, for distribution by the Underwriters (the “Sale Preliminary Prospectus”).  If the Company has filed, or is required pursuant to the terms hereof to file, a Registration Statement pursuant to Rule 462(b) under the Act registering additional Securities of any type (a “Rule 462(b) Registration Statement”), then, unless otherwise specified, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement.  Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission.  All of the Public Securities have been registered for public sale under the Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered for public sale under the Act with the filing of such Rule 462(b) Registration Statement.  The Registration Statement has been declared effective by the Commission on the date hereof.  If, subsequent to the date of this Agreement, the Company or the Representatives have determined that at the Time of Sale the Sale Preliminary Prospectus includes an untrue statement of a material fact or omitted a statement of material fact necessary to make the statements therein not misleading and have agreed to provide an opportunity to purchasers of the Firm Units to terminate their old purchase contracts and enter into new purchase contracts, then the Sale Preliminary Prospectus will be deemed to include any additional information available to purchasers at the time of entry into the first such new purchase contract.

2.1.2 Pursuant to the Exchange Act.  The Company has filed with the Commission a Form 8-A (File Number 000-[  ]) providing for the registration under the Securities Exchange Act of 1934, as amended (“Exchange Act”), of the Units, the Ordinary Shares and the Warrants.  The registration of the Units, Ordinary Shares and Warrants under the Exchange Act has been declared effective by the Commission on the date hereof.

2.2 No Stop Orders, Etc.  Neither the Commission nor, to the best of the Company’s knowledge, any state regulatory authority has issued any order or threatened to issue any order preventing or suspending the use of any Sale Preliminary Prospectus or Prospectus or has instituted or, to the best of the Company’s knowledge, threatened to institute any proceedings with respect to such an order.

2.3 Disclosures in Registration Statement.

2.3.1 10b-5 Representation.  At the time the Registration Statement became effective and at all times subsequent thereto up to the Closing Date and the Option Closing Date, if any, the Registration Statement, the Sale Preliminary Prospectus and the Prospectus contains or will contain all material statements that are required to be stated therein in accordance with the Act and the Regulations, and will in all material respects conform to the requirements of the Act and the Regulations; and neither the Registration Statement, the Sale Preliminary Prospectus nor the Prospectus, nor any amendment or supplement thereto, on their respective dates, nor the Sale Preliminary Prospectus as of the Time of Sale (or such subsequent Time of Sale pursuant to Section 2.1.1), does or will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  When any Preliminary Prospectus or the Sale Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Securities or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus or the Sale Preliminary Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Act and the Regulations and did not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The representation and warranty made in this Section 2.3.1 does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by the Representatives expressly for use in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus or any amendment thereof or supplement thereto.

2.3.2 Disclosure of Agreements.  The agreements and documents described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus conform to the descriptions thereof contained therein and there are no agreements or other documents required to be described in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed.  Each agreement or other instrument (however characterized or described) to which the Company is a party or by which its property or business is or may be bound or affected and (i) that is referred to in the Sale Preliminary Prospectus or the Prospectus, or (ii) is material to the Company’s business, has been duly and validly executed by the Company, is in full force and effect and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and none of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the best of the Company’s knowledge, any other party is in breach or default thereunder and, to the best of the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a breach or default thereunder.  To the best of the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

2.3.3 Prior Securities Transactions.  No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company since the Company’s formation, except as disclosed in the Registration Statement.

2.3.4 Regulations.  The disclosures in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus concerning the effects of federal, State and local regulation on the Company’s business as currently contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

2.3.5 Statistical Data. The statistical, industry-related and market-related data included in the Registration Statement, the Sale Preliminary Prospectus and/or the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

2.3.6 No Contemplation of a Business Combination. Prior to the date hereof, no officer, director or any beneficial owner of the Company’s unregistered securities, and as of the Closing, the Company and such officers, directors and beneficial owners will not have: (i) had any specific Business Combination under consideration or contemplation; (ii) directly or indirectly, contacted any potential target business or their representatives or had any discussions, formal or otherwise, with respect to effecting any potential Business Combination with the Company or taken any measure, directly or indirectly to locate a target business; or (iii) engaged or retained any agent or other representative to identify or locate any suitable acquisition candidate for the Company.

2.4 Changes After Dates in Registration Statement.

2.4.1 No Material Adverse Change.  Since the respective dates as of which information is given in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, except as otherwise specifically stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, or business prospects of the Company, (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement, and (iii) no member of the Company’s management has resigned from any position with the Company.

2.4.2 Recent Securities Transactions; Etc.  Subsequent to the respective dates as of which information is given in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its equity securities.

2.5 Independent Accountants.  Ziv Haft (“Ziv Haft”), whose report is filed with the Commission as part of the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, are independent registered public accountants as required by the Act and the Regulations.  Ziv Haft has not, during the periods covered by the financial statements included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

2.6 Financial Statements.  The financial statements, including the notes thereto and supporting schedules included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus fairly present the financial position, the results of operations and the cash flows of the Company at the dates and for the periods to which they apply; such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved; and the supporting schedules included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus present fairly the information required to be stated therein.  The Registration Statement, the Sale Preliminary Prospectus and the Prospectus discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus in accordance with Regulation S-X of the Regulations which have not been included as so required.

2.7 Authorized Capital; Options; Etc.  The Company had at the date or dates indicated in the Sale Preliminary Prospectus and the Prospectus duly authorized, issued and outstanding capitalization as set forth in the Registration Statement, the Sale Preliminary Prospectus, and the Prospectus.  Based on the assumptions stated in the Registration Statement, the Sale Preliminary Prospectus, and the Prospectus, the Company will have on the Closing Date the adjusted share capitalization set forth therein.  Except as set forth in, or contemplated by the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, on the Effective Date and on the Closing Date, there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized but unissued Ordinary Shares of the Company or any security convertible into Ordinary Shares of the Company, or any contracts or commitments to issue or sell Ordinary Shares or any such options, warrants, rights or convertible securities.

2.8 Valid Issuance of Securities; Etc.

2.8.1 Outstanding Securities.  All issued and outstanding securities of the Company (including, without limitation, the Insider Warrants) have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company.  The authorized Ordinary Shares and Warrants conform in all material respects to the description thereof contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.  All offers and sales of any outstanding securities of the Company were at all relevant times either registered under the Act or exempt from such registration requirements and the registration requirements of applicable blue sky laws and regulations.

2.8.2 Securities Sold Pursuant to This Agreement.  The Securities have been duly authorized and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken.  The Securities conform in all material respects to the descriptions thereof contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.  When issued, the Representatives’ Securities will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number and type of securities of the Company called for thereby in accordance with the terms thereof and such Representatives’ Securities are enforceable against the Company in accordance with their respective terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

2.8.3 Insider Warrants.  The Insider Warrants (as defined in Section 2.21.3 hereof) constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number and type of securities of the Company called for thereby in accordance with the terms thereof, and such Insider Warrants are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.  The Ordinary Shares issuable upon exercise of the Insider Warrants have been reserved for issuance upon the exercise of the Insider Warrants and, when issued in accordance with the terms of the Insider Warrants, will be duly and validly authorized, validly issued, fully paid and non-assessable, and the holders thereof are not and will not be subject to personal liability by reason of being such holders.

2.8.4 No Integration.  Other than with respect to the Insider Warrants, neither the Company nor any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be or may be “integrated” pursuant to the Act or the Regulations with the offer and sale of the Securities pursuant to the Registration Statement.

2.9 Registration Rights of Third Parties.  Except as set forth in the Sale Preliminary Prospectus and the Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Act or to include any such securities in a Registration Statement to be filed by the Company.

2.10 Validity and Binding Effect of Agreements.  This Agreement and the Warrant Agreement (as defined in Section 2.20 hereof), the Trust Agreement, the Services Agreement (as defined in Section 2.21.4 hereof), the Escrow Agreement (as defined in Section 2.21.2 hereof), the Warrant Purchase Agreement (as defined in Section 2.21.3 hereof) and the Registration Rights Agreement (as defined in Section 2.21.5 hereof) have been duly and validly authorized by the Company and constitute, and the Representatives’ Purchase Option (the Representatives’ Purchase Option, together with the Warrant Agreement, the Trust Agreement, the Services Agreement, the Escrow Agreement, the Warrant Purchase Agreement and the Registration Agreement are referred to hereinafter collectively as the “Ancillary Agreements”), has been duly validly authorized by the Company and, when executed and delivered, will constitute the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

2.11 No Conflicts, Etc.  The execution, delivery, and performance by the Company of this Agreement and the Ancillary Agreements, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both (i) result in a breach of, or conflict with any of the terms and provisions of, or constitute a default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which the Company is a party except pursuant to the Trust Agreement; (ii) result in any violation of the provisions of the Memorandum and Articles of Association of the Company; or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business.

2.12 No Defaults; Violations.  No material default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject.  The Company is not in violation of any term or provision of its Memorandum and Articles of Association or in violation of any material franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or businesses.

2.13 Corporate Power; Licenses; Consents.

2.13.1 Conduct of Business.  The Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.  The disclosures in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus concerning the effects of federal, state and local regulation on this Offering and the Company’s business purpose as currently contemplated are correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

2.13.2 Transactions Contemplated Herein.  The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained.  No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery, of the Securities and the consummation of the transactions and agreements contemplated by this Agreement and the Ancillary Agreements and as contemplated by the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, except with respect to applicable federal and state securities laws and the rules and regulations (“NASD Rules”) adopted by the Financial Industry Regulatory Authority (“FINRA”) as part of the FINRA Rulebook.

2.14 D&O Questionnaires.  To the best of the Company’s knowledge, all information contained in the questionnaires (“Questionnaires”) completed by each of the Company’s shareholders prior to the Offering (“Existing Shareholders”) and the directors and officers of the Company and previously provided to the Representatives is true and correct and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires completed by such person to become inaccurate or incorrect.

2.15 Litigation; Governmental Proceedings.  There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the best of the Company’s knowledge, threatened against, or involving the Company or, to the best of the Company’s knowledge, any Existing Shareholder, director or officer which has not been disclosed, that is required to be disclosed, in the Registration Statement, the Sale Preliminary Prospectus, the Prospectus or the Questionnaires.

2.16 Good Standing.  The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of its place of incorporation, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a material adverse effect on the assets, business or operations of the Company.

2.17 Transactions Affecting Disclosure to FINRA.

2.17.1 Finder’s Fees.  There are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any Existing Shareholder with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or any Existing Shareholder that may affect the Underwriters’ compensation, as determined by FINRA.

2.17.2 Issuance of Securities. Except with respect to the Representatives, the Company has not issued any warrants or other securities, or granted any options, directly or indirectly to anyone who is a potential underwriter in the Offering or a related person (as defined by FINRA rules) of such an underwriter within the 180-day period prior to the initial filing date of the Registration Statement. No person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Registration Statement has any relationship or affiliation or association with any member of FINRA.

2.17.3 Payments within Six Months.  The Company has not made any direct or indirect payments (in cash, securities or otherwise) (i) to any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company, (ii) to any FINRA member or (iii) to any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the six months prior to the Effective Date, other than payments to the Representatives in connection with this Offering.

2.17.4 Use of Proceeds.  None of the net proceeds of the Offering and Private Placement (as defined in Section 2.21.3 hereof) will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein and except as may be paid in connection with a Business Combination as contemplated by the Sale Preliminary Prospectus.

2.17.5 Insiders’ FINRA Affiliation.  Based on the Questionnaires, no officer, director or any beneficial owner of the Company’s unregistered securities has any direct or indirect affiliation or association with any FINRA member, as determined in accordance with the rules and regulations of FINRA.  No officer, director or any beneficial owner of the Company’s unregistered securities (i) is an owner of stock or other securities of any member of FINRA (other than securities purchased on the open market); or (ii) has made a subordinated loan to any member of FINRA. The Company will advise the Representatives and its counsel if it learns that any officer, director or beneficial owner (direct or indirect) of 5% or more of the Company’s outstanding Ordinary Shares is or becomes an affiliate or associated person of an FINRA member participating in the Offering.

2.17.6 Conflict of Interest. No FINRA member intending to participate in the Offering has a conflict of interest with the Company. For this purpose, a “conflict of interest” exists when a member of FINRA and/or its associated persons, parent or affiliates in the aggregate beneficially own 10% or more of the Company’s outstanding subordinated debt or common equity, or 10% or more of the Company’s preferred equity. “Members participating in the Offering” include managing agents, syndicate group members and all dealers which are members of FINRA.

2.18 Foreign Corrupt Practices Act; Patriot Act.

2.18.1 Foreign Corrupt Practices Act.  Neither the Company nor any of the  Existing Shareholders or any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a material adverse effect on the assets, business or operations of the Company as reflected in any of the financial statements contained in the Prospectus or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company.  The Company’s internal accounting controls and procedures are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

2.18.2 Patriot Act.  Neither the Company nor any Company affiliates have violated: (i) the Bank Secrecy Act, as amended, (ii) the Money Laundering Control Act of 1986, as amended, or (iii) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, and/or the rules and regulations promulgated under any such law, or any successor law.

2.18.3 Currency and Foreign Transactions Reporting Act. The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transaction Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

2.19 Officers’ Certificate.  Any certificate signed by any duly authorized officer of the Company and delivered to you or to your counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

2.20 Warrant Agreement.  The Company has entered into a warrant agreement with respect to the Warrants and the Representatives’ Warrants with AST substantially in the form annexed as Exhibit 4.4 to the Registration Statement (“Warrant Agreement”).

2.21 Agreements With Existing Shareholders

2.21.1 Insider Letters.  The Company has caused to be duly executed legally binding and enforceable agreements (except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (ii) as enforceability of any indemnification, contribution or noncompete provision may be limited under the federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought) substantially in the form annexed as Exhibits 10.1.1 to 10.1.6 to the Registration Statement (“Insider Letters”), pursuant to which each of the Existing Shareholders, officers and directors of the Company agree to certain matters, including but not limited to, certain matters described as being agreed to by them under the “Proposed Business” section of the Sale Preliminary Prospectus and the Prospectus.

2.21.2 Escrow Agreement.  The Company has caused the Existing Shareholders to enter into an escrow agreement (“Escrow Agreement”) with AST (“Escrow Agent”), substantially in the form annexed as Exhibit 10.5 to the Registration Statement, whereby (i) the Ordinary Shares owned by the Existing Shareholders (the “Existing Shareholders Shares”) will be held in escrow by the Escrow Agent, until one year from the date of consummation of a Business Combination and (ii) the Insider Warrants will be held in escrow by the Escrow Agent until such time that the Company consummates a Business Combination; provided, however, that if the Escrow Agent is notified by the Company that the Company is being liquidated at any time during the applicable Escrow Period (as that term is defined in the Escrow Agreement), then immediately prior to the effectiveness of such liquidation, the Escrow Agent shall promptly destroy the certificates representing the Existing Shareholders Shares and the Insider Warrants.  During such escrow period, the Existing Shareholders shall be prohibited from selling or otherwise transferring such shares (except to spouses and children of Existing Shareholders and trusts established for their benefit and as otherwise set forth in the Escrow Agreement) but will retain the right to vote such shares.  To the Company’s knowledge, the Escrow Agreement is enforceable against each of the Existing Shareholders and will not, with or without the giving of notice or the lapse of time or both, result in a breach of, or conflict with any of the terms and provisions of, or constitute a default under, any agreement or instrument to which any of the Existing Shareholders is a party.  The Escrow Agreement shall not be amended, modified or otherwise changed without the prior written consent of the Representatives.

2.21.3 Warrant Purchase Agreement.  Certain of the Existing Shareholders and the Company executed and delivered an agreement, substantially in the form annexed as Exhibit 10.6 of the Registration Statement (the “Warrant Purchase Agreement”), pursuant to which such persons, among other things, have purchased an aggregate of 1,500,000 warrants identical to the Warrants (the “Insider Warrants”) at a purchase price of $1.00 per Placement Warrant in a private placement intended to be exempt from registration under the Act under Section 4(2) of the Act (the “Private Placement”).  Such Existing Shareholders and the Company have delivered executed copies of the Warrant Purchase Agreement and such Existing Shareholders have delivered the purchase price on or before the Effective Date.  Pursuant to the Warrant Purchase Agreement, (i) $1,500,000 of the proceeds from the sale of the Insider Warrants will be deposited by the Company in the Trust Account in accordance with the terms of the Trust Agreement on or prior to the Closing Date, and (ii) the purchasers of the Insider Warrants have waived any and all rights and claims that they may have to any proceeds, and any interest thereon, held in the Trust Account in respect of the Insider Warrants in the event that a Business Combination is not consummated and the Trust Account is liquidated in accordance with the terms of the Trust Agreement.

2.21.4 Administrative Services.  The Company has entered into an agreement (“Services Agreement”) with ______________________ substantially in the form annexed as Exhibit 10.5 to the Registration Statement pursuant to which ___________________ will make available to the Company general and administrative services including office space, utilities, administrative, technology and secretarial services for the Company’s use for $7,500 per month for up to 24 months.

2.21.5 Registration Rights Agreement. The Company and the Existing Shareholders have entered into a registration rights agreement (“Registration Rights Agreement”) substantially in the form annexed as Exhibit 10.7 to the Registration Statement, whereby the Existing Shareholders will be entitled to certain registration rights as set forth in such Registration Rights Agreement and described more fully in the Registration Statement. [confirm]

2.22 Investment Management Trust Agreement.  The Company has entered into the Trust Agreement with respect to certain proceeds of the Offering substantially in the form annexed as Exhibit 10.4 to the Registration Statement.

2.23 No Existing Non-Competition Agreements.  No Existing Shareholder, employee, officer or director of the Company is subject to any non-competition agreement or non-solicitation agreement with any employer or prior employer which could materially affect his ability to be an Existing Shareholder, employee, officer and/or director of the Company.

2.24 Investment Company Act; Investments.  The Company has been advised concerning the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations thereunder and has in the past conducted, and intends in the future to conduct, its affairs in such a manner as to ensure that it will not become an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act and such rules and regulations. The Company is not, nor will the Company become upon the sale of the Units and the application of the proceeds therefore as described in the Prospectus under the caption “Use of Proceeds”, an “investment company” or a person controlled by an “investment company” within the meaning of the Investment Company Act. No more than 45% of the “value” (as defined in Section 2(a)(41) of the Investment Company Act) of the Company’s total assets (exclusive of “Government Securities” (as defined in Section 2(a)(16) of the Investment Company Act) consist of, and no more than 45% of the Company’s net income after taxes is derived from, securities other than the Government Securities.

2.25 Subsidiaries.  The Company does not own an interest in any corporation, partnership, limited liability company, joint venture, trust or other business entity.

2.26 Related Party Transactions.  There are no business relationships or related party transactions involving the Company or any other person required to be described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus that have not been described as required.

2.27 Standard & Poor’s Application.  Unless the Securities are listed or quoted, as the case may be, on the New York Stock Exchange, the American Stock Exchange or quoted on the NASDAQ Global Market on the effective date, prior to the date hereof the Company has made application with Standard & Poor’s to have information regarding the Company and the Securities included in the Standard & Poor’s Daily News and Corporation Records Description so as to allow for secondary trading of the Public Securities in the state jurisdictions which allow for an exemption for non-issuer secondary trading.

2.28 No Influence. The Company has not offered, or caused the Underwriters to offer, the Firm Units to any person or entity with the intention of unlawfully influencing: (i) a customer or supplier of the Company or any affiliate of the Company to alter the customer’s or supplier’s level or type of business with the Company or such affiliate or (ii) a journalist or publication to write or publish favorable information about the Company or any such affiliate.

2.29 Sarbanes-Oxley. Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley Act”), and the rules and regulations of the Commission thereunder has been applicable to the Company, there is and has been no failure on the part of the Company to comply in material respects with any provision of the Sarbanes-Oxley Act.

3.	Covenants of the Company. The Company covenants and agrees as follows:

3.1 Amendments to Registration Statement.  The Company will deliver to the Representatives, prior to filing, any amendment or supplement to the Registration Statement or Prospectus proposed to be filed after the Effective Date and the Company shall not file any such amendment or supplement to which the Representatives shall reasonably object.

3.2 Federal Securities Laws.

3.2.1 Compliance.  During the time when a Prospectus is required to be delivered under the Act, the Company will use all reasonable efforts to comply with all requirements imposed upon it by the Act, the Regulations and the Exchange Act and by the regulations under the Exchange Act, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Prospectus.  If at any time when a Sale Preliminary Prospectus or Prospectus relating to the Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or counsel for the Underwriters, the Sale Preliminary Prospectus or the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Sale Preliminary Prospectus or the Prospectus to comply with the Act, the Company will notify the Representatives promptly and prepare and file with the Commission, subject to Section 3.1 hereof, an appropriate amendment or supplement in accordance with Section 10 of the Act.

3.2.2 Filing of Final Prospectus.  The Company will file the Prospectus (in form and substance satisfactory to the Representatives) with the Commission pursuant to the requirements of Rule 424 of the Regulations.

3.2.3 Exchange Act Registration.  The Company will use its best efforts to maintain the registration of the Securities under the provisions of the Exchange Act (except in connection with a going-private transaction) for a period of five years from the Effective Date, or until the Company is required to be liquidated if earlier, or, in the case of the Warrants, until the Warrants expire and are no longer exercisable.  The Company will not deregister the Securities under the Exchange Act without the prior written consent of the Representatives.

3.2.4 Exchange Act Filings. For so long as any of the Securities are registered under the Exchange Act, the Company shall timely file with the Commission via the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) such statements and reports as are required to be filed by a company registered under Section 12(b) of the Exchange Act, as if the Company were a company incorporated in the United States (it being agreed, however, that with respect to quarterly and annual financial information, the Company may furnish such information on Form 6-K or Form 20-F, as the case may be).

3.2.5 Ineligible Issuer.  At the time of filing the Registration Statement and at the date hereof, the Company was and is an “ineligible issuer,” as defined in Rule 405 under the Securities Act. The Company has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing Prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing Prospectus,” as defined in Rule 405.

3.2.6 Preliminary Proxy Solicitation. The Company covenants and agrees that the preliminary proxy solicitation materials seeking shareholder approval of a Business Combination will include such information and materials as would be required if the Company were subject to the proxy rules promulgated under the Exchange Act.

3.3 Blue Sky Matters.

3.3.1 Blue Sky Filing.  Unless the Securities are listed or quoted, as the case may be, on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Global Market, the Company will endeavor in good faith, in cooperation with the Representatives, at or prior to the time the Registration Statement becomes effective, to qualify the Public Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably designate, provided that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction.  In each jurisdiction where such qualification shall be effected, the Company will, unless the Representatives agree that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may be required by the laws of such jurisdiction.  The Company shall pay all filings fees in connection with the qualification of the securities under the securities laws of such jurisdictions as the Representatives may reasonably designate.

3.3.2 Secondary Market Trading Survey. In the event the Public Securities are no longer listed or quoted, as the case may be, on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Global Market, or until such earlier time upon which the Company is required to be liquidated, the Company shall engage Loeb & Loeb, for a one-time fee of $5,000, to deliver and update to the Underwriters on a timely basis, but in any event at the beginning of each fiscal quarter, a written report detailing those states in which the Public Securities may be traded in non-issuer transaction under the Blue Sky laws of the fifty States.

3.3.3 Colorado Trust Filing. In the event the Securities are registered in the State of Colorado, the Company will cause a Colorado Form ES to be filed with the Commissioner of the State of Colorado no less than 10 days prior to the distribution of the Trust Account in connection with a Business Combination and will do all things necessary to comply with Section 11-51-302 and Rule 51-3.4 of the Colorado Securities Act.

3.4 Delivery to Underwriters of Preliminary Prospectus, Sale Preliminary Prospectus and Prospectuses.  The Company will deliver to each of the several Underwriters, without charge, from time to time during the period when the Prospectus is required to be delivered under the Act or the Exchange Act such number of copies of each Preliminary Prospectus, Sale Preliminary Prospectus and Prospectus as such Underwriters may reasonably request and, as soon as the Registration Statement or any amendment or supplement thereto becomes effective, deliver to you two original executed Registration Statements, including exhibits, and all post-effective amendments thereto and copies of all exhibits filed therewith or incorporated therein by reference and a copy of all original executed consents of certified experts.

3.5 Effectiveness and Events Requiring Notice to the Representatives.  The Company will use its best efforts to cause the Registration Statement to remain effective and will notify the Representatives immediately and confirm the notice in writing (i) of the effectiveness of the Registration Statement and any amendment thereto, (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding for that purpose, (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose, (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus, (v) of the receipt of any comments or request for any additional information from the Commission, and (vi) of the happening of any event during the period described in Section 3.2.3 hereof that, in the judgment of the Company or its counsel, makes any statement of a material fact made in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus untrue or that requires the making of any changes in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company will make every reasonable effort to obtain promptly the lifting of such order.

3.6 Review of Quarterly Financial Statements.  Until the earlier of five years from the Effective Date, or until such earlier upon which the Company is required to be liquidated and dissolved, the Company, at its expense, shall cause its regularly engaged independent registered public accountants to review (but not audit) the Company’s financial statements for each of the first three fiscal quarters prior to the public announcement of quarterly financial information and the filing of the Company’s quarterly financial information with the Commission.

3.7 Affiliated Transactions.

3.7.1 Business Combinations.  The Company will not consummate a Business Combination with any company that is a portfolio company of, or otherwise affiliated with, or has received a financial investment from any of the private equity firms with which any of its Existing Shareholders, officers or directors are affiliated. No Existing Shareholder or any affiliate of such person shall receive any fees of any type (other than reimbursement of ordinary and customary expenses incurred on behalf of the Company) in connection with any Business Combination.

3.7.2 Compensation to Existing Shareholders.  Except as set forth above in this Section 3.7, the Company shall not pay any Existing Shareholder or any of their affiliates any fees or compensation from the Company, for services rendered to the Company prior to, or in connection with, the consummation of a Business Combination; provided that the Existing Shareholders shall be entitled to reimbursement from the Company for their reasonable out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

3.8 Financial Public Relations Firm.  Promptly after the execution of a definitive agreement for a Business Combination, the Company shall consider, in good faith, retaining at its expense, a financial public relations firm reasonably acceptable to the Representatives for a term to be agreed on by the Company and the Representatives.

3.9 Reports to the Representatives.

3.9.1 Periodic Reports, Etc.  For a period of five years from the Effective Date or until such earlier time upon which the Company is required to be liquidated, the Company will furnish to the Representatives (Legend Merchant Group, Attention: Sam Ottensoser, and Morgan Joseph, Attention: Tina Pappas) and their counsel copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities, and promptly furnish to the Representatives (i) a copy of each periodic report the Company shall be required to file with the Commission, (ii) a copy of every press release and every news item and article with respect to the Company or its affairs which was released by the Company, (iii) a copy of each Form 6-K or 8-K, as the case may be, or Schedules 13D, 13G, 14D-1 or 13E-4 received or prepared by the Company, (iv) two (2) copies of each Registration Statement filed by the Company with the Commission under the Securities Act, (v) a copy of monthly statements, if any, setting forth such information regarding the Company’s results of operations and financial position (including balance sheet, profit and loss statements and data regarding outstanding purchase orders) as is regularly prepared by management of the Company and (vi) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Representatives may from time to time reasonably request.  Documents filed with the Commission pursuant to its EDGAR system shall be deemed to have been delivered to the Representatives pursuant to this Section, after notice to the Representatives that such filing has been made.

3.9.2 Transfer Sheets.  For a period of two years following the Effective Date or until such earlier time upon which the Company is required to be liquidated, the Company shall retain AST or another transfer and warrant agent acceptable to the Representatives (“Transfer Agent”) and will furnish to the Representatives, at the Company’s sole cost and expense, for a period of one year following the Effective Date, such transfer sheets of the Company’s securities as the Representatives may request, including the daily and monthly consolidated transfer sheets of the Transfer Agent and DTC.  The Underwriters acknowledge that AST is an acceptable Transfer Agent.

3.9.3 Secondary Market Trading Maintenance.  Unless the Securities are listed or quoted, as the case may be, on the New York Stock Exchange, the American Stock Exchange or quoted on the NASDAQ Global Market, until such earlier time upon which the Company is required to be liquidated or five (5) years from the date hereof, the Company shall maintain its listing in Standards & Poors’ Daily News and Corporation Records Corporate Descriptions at its cost and expense and at the beginning of each fiscal quarter, shall provide the Representatives with a written report of counsel detailing those states in which the Securities may be traded in non-issuer transactions under the Blue Sky laws of the fifty States (“Secondary Market Trading Survey”).

3.9.4 Trading Reports.  During such time as any of the Securities are quoted on the OTC Bulletin Board (or any successor trading market such as the Bulletin Board Exchange) or the Pink Sheets, LLC (or similar publisher of quotations) and no other automated quotation system, the Company shall provide to the Representatives, at its expense, such reports published by FINRA or the Pink Sheets, LLC relating to price trading of the Securities, as the Representatives shall reasonably request.

3.10 Disqualification of Form F-1 and F-3 or S-1 and S-3.  Until the earlier of seven years from the date hereof or until the Warrants have expired and are no longer exercisable, the Company will not take any action or actions which may prevent or disqualify the Company’s use of Form F-1 or F-3 or Form S-1 or S-3 (or other appropriate form) for the registration of the Warrants and the Representatives’ Warrants under the Act (except in connection with a going-private transaction).

3.11 Payment of Expenses; Deferred Fees.

3.11.1 General Expenses Related to the Offering.  The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date, if any, to the extent not paid at Closing Date, all expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to (i) the preparation, printing, filing and mailing (including the payment of postage with respect to such mailing) of the Registration Statement, the Preliminary, the Preliminary Sale and Final Prospectuses and the printing and mailing of this Agreement and related documents, including the cost of all copies thereof and any amendments thereof or supplements thereto supplied to the Underwriters in quantities as may be required by the Underwriters, (ii) the printing, engraving, issuance and delivery of the Units, the Ordinary Shares and the Warrants included in the Units and the Representatives’ Purchase Option, including any transfer or other taxes payable thereon, (iii) payment of $40,000 to Loeb & Loeb, Underwriters’ legal counsel in connection with qualifying the Offering under the “Blue Sky” laws of the state specified by the Representatives, (iv) filing fees, costs and expenses incurred in registering the Offering with the FINRA and qualifying the Public Securities under state or foreign securities or Blue Sky laws, (v) fees, costs and expenses incurred in listing the Company on the Over the Counter Bulletin Board, (vi) fees and disbursements of the transfer and warrant agent, (viii) the Company’s expenses associated with “due diligence” and “road show” meetings arranged by the Representatives, (ix) the preparation, binding and delivery of leather bound transaction “bibles,” in form and style reasonably satisfactory to the Representatives and transaction lucite cubes or similar commemorative items in a style and quantity as reasonably requested by the Representatives, and (x) all other costs and expenses customarily borne by an issuer incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 3.11.1.  The Representatives may deduct from the net proceeds of the Offering payable to the Company on the Closing Date, or the Option Closing Date, if any, the expenses set forth in this Agreement to be paid by the Company to the Representatives and others.  If the Offering contemplated by this Agreement is not consummated for any reason whatsoever then the Company shall reimburse the Underwriters in full for their out of pocket expenses, including, without limitation, its legal fees and disbursements and “road show” and due diligence expenses.

3.11.2 Deferred Fees.  Upon the consummation of a Business Combination, the Company shall, in accordance with Section 1.1.3, pay the Deferred Fees to the Representatives.  These payments shall be made by wire transfer to an account designated by the Representatives on the closing date of the Business Combination.  The Company further agrees to reimburse the Representatives for all reasonable out-of-pocket expenses, including, but not limited to, “road-show” and due diligence expenses in the event the Representatives assist the Company in trying to obtain shareholder approval of a proposed Business Combination.

3.12 Application of Net Proceeds.  The Company will apply the net proceeds from the Offering and Private Placement received by it in a manner consistent with the application described under the caption “Use of Proceeds” in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.

3.13 Delivery of Earnings Statements to Security Holders.  The Company will make generally available to its security holders as soon as practicable, but not later than the first day of the fifteenth full calendar month following the Effective Date, an earnings statement (which need not be certified by independent public or independent certified public accountants unless required by the Act or the Regulations, but which shall satisfy the provisions of Rule 158(a) under Section 11(a) of the Act) covering a period of at least twelve consecutive months beginning after the Effective Date.

3.14 Notice to FINRA.  Following the Effective Date, in the event any person or entity (regardless of any FINRA affiliation or association) is engaged to assist the Company in its search for a merger candidate or to provide any other merger and acquisition services, the Company will provide the following information (“Merger Information”) to FINRA, the Representatives and their counsel prior to the consummation of the Business Combination:  (i) complete details of all services and copies of agreements governing such services (which details or agreements may be appropriately redacted to account for privilege or confidentiality concerns); and (ii) justification as to why the person or entity providing the merger and acquisition services should not be considered an “underwriter and related person” with respect to the Company’s initial public offering, as such term is defined in Rule 2710 of the NASD Rules.  The Company also agrees that proper disclosure of such arrangement or potential arrangement will be made in the proxy statement which the Company will file for purposes of soliciting shareholder approval for the Business Combination. Upon the Company’s delivery of the Merger Information to the Representatives, the Company hereby expressly authorizes the Representatives to provide such information directly to FINRA as a result of representations the Representatives have made to FINRA in connection with the Offering.

3.15 Stabilization.  Neither the Company, nor, to its knowledge, any of its employees, directors or shareholders (without the consent of the Representatives) has taken or will take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to  cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

3.16 Internal Controls.  The Company will maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.17 Accountants.  Until the earlier of five years from the Effective Date or until such earlier time upon which the Company is required to be liquidated, the Company shall retain Ziv Haft or another independent registered public accounting firm reasonably acceptable to the Representatives.

3.18 Exchange Act Filings.

3.18.1 EDGAR Filings. For so long as the Units, Ordinary Shares and Warrants are registered under the Exchange Act, the Company shall timely file with the Commission via the EDGAR system such statements and reports as are required to be filed by a company registered under Section 12(b) of the Exchange Act, as if the Company were a company incorporated in the United States.

3.18.2 Form 6-K.  The Company shall, on the date hereof, retain its independent registered public accounting firm to audit the financial statements of the Company as of the Closing Date (“Audited Financial Statements”) reflecting the receipt by the Company of the proceeds of the Offering.  As soon as the Audited Financial Statements become available, the Company shall immediately file a Current Report on Form 6-K with the Commission, which Report shall contain the Company’s Audited Financial Statements.

3.19 Corporate Proceedings.  All corporate proceedings and other legal matters necessary to carry out the provisions of this Agreement and the transactions contemplated hereby shall done to the reasonable satisfaction to counsel for the Underwriters.

3.20 Investment Company.  The Company shall cause the proceeds of the Offering to be held in the Trust Account to be invested only in “government securities” with specific maturity dates or in money market funds as set forth in the Trust Agreement and disclosed in the Registration Statement, Sale, Preliminary Prospectus or Prospectus.  The Company will otherwise conduct its business in a manner so that it will not become subject to the Investment Company Act.  Furthermore, once the Company consummates a Business Combination, it will be engaged in a business other than that of investing, reinvesting, owning, holding or trading securities.

3.21 Public Announcements.

3.21.1 Business Combination Announcement.  Within four (4) Business Days following the consummation by the Company of a Business Combination, the Company shall cause an announcement (“Business Combination Announcement”) to be placed, at its cost, in The Wall Street Journal, the New York Times and a third publication to be selected by the Representatives announcing the consummation of the Business Combination and indicating that the Representatives were the co-leading managing underwriters in the Offering.  The Company shall supply the Representatives with a draft of the Business Combination Announcement and provide the Representatives with a reasonable opportunity to comment thereon.  The Company will not place the Business Combination Announcement without the final approval of the Representatives, which such approval will not be unreasonably withheld.

3.21.2 Press Releases. The Company agrees that it will not issue press releases or engage in any other publicity, without the Representatives’ prior written consent (not to be unreasonably withheld), for a period of ninety (90) days after the Closing Date.

3.22 10b5-1 Purchase Agreement.  Infinity I-China Fund (Cayman), L.P., Infinity I-China Fund (Israel), L.P. and Infinity I-China Fund (Israel 2), L.P. (“Sponsors”) have entered into a letter agreement, in accordance with Rule 10b5-1 of the Exchange Act, pursuant to which they, or their respective affiliates or limited partners, will place limit orders for up to $5,000,000 of the Ordinary Shares commencing the later of (i) ten Business Days after the Company files its Current Report on Form 6-K announcing the execution of a definitive agreement for a Business Combination and (ii) 60 calendar days after the end of the “restricted period” in connection with the Offering under Regulation M under the Exchange Act and ending on the Business Day immediately preceding the meeting date for the meeting of shareholders at which such Business Combination is to be approved. These purchases will be made in accordance with Rule 10b-18 under the Act at a price equal to the per share amount held in the Trust Account (less taxes payable) as reported in such Form 6-K and will be made by a broker dealer mutually agreed upon by the Sponsors and the Representatives in such amounts and at such times as such broker dealer may determine, in its sole discretion, so long as the purchase price does not exceed the above-referenced per share purchase price. In the event the Sponsors or their respective affiliates or limited partners do not purchase $5,000,000 of the Ordinary Shares through such open market purchases, the Founders or their respective affiliates or limited partners have agreed to purchase from the Company, in a private placement, units identical to the Units at a purchase price of $8.00 per unit until they have spent an aggregate of $5,000,000 in the open market purchases described above and such private placement.

3.23 Amendments to Charter.  The Company covenants and agrees that it will not seek to amend or modify articles [167] through [172] of its amended and restated Memorandum and Articles of Association without holding a general meeting at which a quorum of 50% or more of its Ordinary Shares are present in person or by proxy, and at least 66 2/3% of the Ordinary Shares present in person or by proxy at such meeting approve an amendment thereto.

3.24 Private Placement Proceeds.  Prior to the Closing Date, the Company shall deposit $1,500,000 of the proceeds from the Private Placement in the Trust Account and shall provide the Representatives with evidence of the same.

3.25 Sarbanes-Oxley Compliance. As soon as it is legally required to do so, the Company shall take all actions necessary to obtain and thereafter maintain material compliance with each applicable provision of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by any other governmental or self regulatory entity or agency with jurisdiction over the Company.

3.26 Proposed Acquisitions. The Company hereby agrees to give notice to the Representatives with respect to any proposed acquisitions, mergers, reorganizations or other similar transactions.

3.27 Electronic Prospectus. The Company shall cause to be prepared and delivered to the Representatives, at its expense, within one business day from the effective date of this Agreement, an Electronic Prospectus to be used by the Underwriters in connection with the Offering. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representatives, that may be transmitted electronically by the other Underwriters to offerees and purchasers of the Units for at least the period during which a Prospectus relating to the Units is required to be delivered under the Securities Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representatives, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative within the period when a prospectus relating to the Units is required to be delivered under the Securities Act, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Prospectus.

3.28 Reservation of Shares. The Company has reserved and will continue to reserve and keep available that maximum number of its authorized but unissued securities which are issuable upon exercise of the Warrants and the Representatives’ Securities outstanding from time to time.

4.	Conditions of Underwriters’ Obligations.

The obligations of the several Underwriters to purchase and pay for the Units, as provided herein, shall be subject to the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Closing Date and the Option Closing Date, if any, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof and to the performance by the Company of its obligations hereunder and to the following conditions:

4.1 Regulatory Matters.

4.1.1 Effectiveness of Registration Statement.  The Registration Statement shall have become effective not later than 5:00 p.m., New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by you, and, at each of the Closing Date and the Option Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for the purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Loeb & Loeb, counsel to the Underwriters.

4.1.2 FINRA Clearance.  By the Effective Date, the Representatives shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.

4.1.3 No Commission Stop Order. At each of the Closing Date and the Option Closing Date, the Commission has not issued any order or threatened to issue any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any part thereof, and has not instituted or threatened to institute any proceedings with respect to such an order.

4.1.4 No Blue Sky Stop Orders.  No order suspending the sale of the Units in any jurisdiction designated by you pursuant to Section 3.3 hereof shall have been issued on either on the Closing Date or the Option Closing Date, and no proceedings for that purpose shall have been instituted or shall be contemplated.

4.1.5 The OTC Bulletin Board.  The Securities shall have been admitted and approved for quotation on the OTC Bulletin Board.

4.2 Company Counsel Matters.

4.2.1 Closing Date and Option Closing Date Opinion of Counsel.  On the Closing Date and the Option Closing Date, if any, the Representatives shall have received the favorable opinion of (i) Ellenoff Grossman & Schole LLP, (ii) Maples & Calder and (iii) Chinese counsel to the Company, in each case dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Representatives and in form and substance reasonably satisfactory to Loeb & Loeb, covering the matters set forth on Appendices A, B and C hereto.

4.2.2 Reliance.  In rendering such opinion, such counsel may rely (i) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Loeb & Loeb) of other counsel reasonably acceptable to Loeb & Loeb, familiar with the applicable laws, and (ii) as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company and officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to the Underwriters’ counsel if requested.  The opinion of counsel for the Company and any opinion relied upon by such counsel for the Company shall include a statement to the effect that it may be relied upon by counsel for the Underwriters in its opinion delivered to the Underwriters.

4.3 Cold Comfort Letter.  At the time this Agreement is executed, and at each of the Closing Date and the Option Closing Date, if any, you shall have received a letter, addressed to the Representatives and in form and substance satisfactory in all respects (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) to you and to Loeb & Loeb from Ziv Haft dated, respectively, as of the date of this Agreement and as of the Closing Date and the Option Closing Date, if any:

(i) Confirming that they are independent accountants with respect to the Company within the meaning of the Act and the applicable Regulations and that they have not, during the periods covered by the financial statements included in the Preliminary Prospectus, Sale Preliminary Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act;

(ii) Stating that in their opinion the financial statements of the Company included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the published Regulations thereunder;

(iii) Stating that, on the basis of their review which included a reading of the latest available unaudited interim financial statements of the Company (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the shareholders and board of directors and the various committees of the board of directors, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that (a) the unaudited financial statements of the Company included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, or (b) at a date not later than five days prior to the Effective Date, Closing Date or Option Closing Date, as the case may be, there was any change in the capital stock or long-term debt of the Company, or any decrease in the shareholders’ equity of the Company as compared with amounts shown in the [               , 2007] balance sheet included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, other than as set forth in or contemplated by the Registration Statement, the Sale Preliminary Prospectus and the Prospectus or, if there was any decrease, setting forth the amount of such decrease, and (c) during the period from [                       , 2007] to a specified date not later than five days prior to the Effective Date, Closing Date or Option Closing Date, as the case may be, there was any decrease in revenues, net earnings or net earnings per Ordinary Share, in each case as compared with the corresponding period in the preceding year and as compared with the corresponding period in the preceding quarter, other than as set forth in or contemplated by the Registration Statement the Sale Preliminary Prospectus and the Prospectus, or, if there was any such decrease, setting forth the amount of such decrease;

(iv) Setting forth, at a date not later than five days prior to the Effective Date, the amount of liabilities of the Company (including a break-down of commercial papers and notes payable to banks);

(v) Stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement;

(vi) Stating that they have not, since the Company’s incorporation, provided the Company’s management with any written communication in accordance with Statement on Auditing Standards No. 60 “Communication of Internal Control Structure Related Matters Noted in an Audit,” in the Company’s internal controls; and

(vii) Statements as to such other matters incident to the transaction contemplated hereby as you may reasonably request.

4.4 Officers’ Certificates.

4.4.1 Officers’ Certificate.  At each of the Closing Date and the Option Closing Date, if any, the Representatives shall have received a certificate of the Company signed by the Chairman of the Board or the President and the Secretary or Assistant Secretary of the Company (in their capacities as such), dated the Closing Date or the Option Closing Date, as the case may be, respectively, to the effect that the Company has performed all covenants and complied with all conditions required by this Agreement to be performed or complied with by the Company prior to and as of the Closing Date, or the Option Closing Date, as the case may be, and that the conditions set forth in Section 4.5 hereof have been satisfied as of such date and that, as of Closing Date and the Option Closing Date, as the case may be, the representations and warranties of the Company set forth in Section 2 hereof are true and correct.  In addition, the Representatives will have received such other and further certificates of officers of the Company (in their capacities as such) as the Representatives may reasonably request.

4.4.2 Secretary’s Certificate.  At each of the Closing Date and the Option Date, if any, the Representatives shall have received a certificate of the Company signed by the Secretary or Assistant Secretary of the Company, dated the Closing Date or the Option Date, as the case may be, respectively, certifying (i) that the Bylaws and Certificate of Incorporation of the Company are true and complete, have not been modified and are in full force and effect, (ii) that the resolutions relating to the public offering contemplated by this Agreement are in full force and effect and have not been modified, (iii) all correspondence between the Company or its counsel and the Commission, and (iv) as to the incumbency of the officers of the Company.  The documents referred to in such certificate shall be attached to such certificate.

4.5 No Material Changes.  Prior to and on each of the Closing Date and the Option Closing Date, if any, (i) there shall have been no material adverse change or development involving a prospective material adverse change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, (ii) no action suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any Existing Shareholder before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, (iii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated or threatened by the Commission, and (iv) the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Act and the Regulations and shall conform in all material respects to the requirements of the Act and the Regulations, and neither the Registration Statement, the Sale Preliminary Prospectus nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.6 Delivery of Agreements.

4.6.1 Effective Date Deliveries.  On the Effective  Date, the Company shall have delivered to the Representatives executed copies of the Ancillary Agreements.

4.6.2 Closing Date Deliveries.  On the Closing Date, the Company shall have delivered to the Representatives executed copies of the Representatives’ Purchase Option.

4.7 Opinion of Counsel for the Underwriters.  All proceedings taken in connection with the authorization, issuance or sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to you and to Loeb & Loeb and you shall have received from such counsel a favorable opinion, dated the Closing Date and the Option Closing Date, if any, with respect to such matters as you may reasonably require.  On or prior to the Effective Date, the Closing Date and the Option Closing Date, as the case may be, counsel for the Underwriters shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 4.7, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

4.8 Secondary Market Trading and Standard & Poor’s.  Unless the Securities are listed or quoted, as the case may be, on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Global Market, the Company (a) will apply to be included in Standard & Poor’s Daily News and Corporation Records Corporate Descriptions for a period of five years from the consummation of a Business Combination, (b) shall take such steps as may be necessary to obtain a secondary market trading exemption for the Company’s securities in such jurisdictions as may be requested by the Representatives; provided, however, no qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction and (c) shall also take such other action as may be reasonably requested by the Representatives to obtain a secondary market trading exemption in such other states as may be requested by the Representatives.

5.	Indemnification.

5.1 Indemnification of Underwriters.

5.1.1 General.  Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each of the Underwriters, and each dealer selected by you that participates in the offer and sale of the Securities (each a “Selected Dealer”) and each of their respective directors, officers and employees and each person, if any, who controls any such Underwriter (“Controlling Person”) within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between any of the Underwriters and the Company or between any of the Underwriters and any third party or otherwise) to which they or any of them may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) any Preliminary Prospectus, the Registration Statement, Sale Preliminary Prospectus or the Prospectus (as from time to time each may be amended and supplemented); (ii) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically); (iii) any application or other document or written communication (in this Section 5, collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Units under the securities laws thereof or filed with the Commission, any state securities commission or agency, NASDAQ or any securities exchange; or (iv) any post effective amendments to the Registration Statement or Prospectus or new Registration Statement or Prospectus filed by the Company with the Commission any state securities commission or agency, NASDAQ or any securities exchange in which is included any of the Representatives’ Securities, or the omission or alleged omission from any Preliminary Prospectus, the Registration Statement, Sale Preliminary Prospectus or the Prospectus or subsequent filing by the Company under clause (iv) above of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to an Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement, Sale Preliminary Prospectus or Prospectus, or any amendment or supplement thereof, or in any application, as the case may be.  With respect to any untrue statement or omission or alleged untrue statement or omission made in the Preliminary Prospectus, the indemnity agreement contained in this paragraph shall not inure to the benefit of any Underwriter to the extent that any loss, liability, claim, damage or expense of such Underwriter results from the fact that a copy of the Prospectus was not given or sent to the person asserting any such loss, liability, claim or damage at or prior to the written confirmation of sale of the Securities to such person as required by the Act and the Regulations, and if the untrue statement or omission has been corrected in the Prospectus, unless such failure to deliver the Prospectus was a result of non-compliance by the Company with its obligations under Section 3.4 hereof.  The Company agrees promptly to notify the Representatives of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale of the Securities or in connection with the Registration Statement, Sale Preliminary Prospectus or Prospectus.

5.1.2 Procedure.  If any action is brought against an Underwriter, a Selected Dealer or a controlling person in respect of which indemnity may be sought against the Company pursuant to Section 5.1.1, such Underwriter or Selected Dealer shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and fees of counsel (subject to the reasonable approval of such Underwriter or Selected Dealer, as the case may be) and payment of actual expenses.  Such Underwriter, Selected Dealer or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter, Selected Dealer or controlling person unless (i) the employment of such counsel at the expense of the Company shall have been authorized in writing by the Company in connection with the defense of such action, or (ii) the Company shall not have employed counsel to have charge of the defense of such action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the reasonable fees and expenses of not more than one additional firm of attorneys selected by the Underwriter, Selected Dealer and/or controlling person shall be borne by the Company.  Notwithstanding anything to the contrary contained herein, if the Underwriter, Selected Dealer or controlling person shall assume the defense of such action as provided above, the Company shall have the right to approve the terms of any settlement of such action which approval shall not be unreasonably withheld.

5.2 Indemnification of the Company.  Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, officers and employees and agents who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the several Underwriters, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions made in any Preliminary Prospectus, the Registration Statement, Sale Preliminary Prospectus or Prospectus or any amendment or supplement thereto or in any application, in reliance upon, and in strict conformity with, written information furnished to the Company with respect to such Underwriter by or on behalf of the Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement, Sale Preliminary Prospectus or Prospectus or any amendment or supplement thereto or in any such application.  In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement, Sale Preliminary Prospectus or Prospectus or any amendment or supplement thereto or any application, and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the several Underwriters by the provisions of Section 5.1.2.

5.3 Contribution.

5.3.1 Contribution Rights.  In order to provide for just and equitable contribution under the Act in any case in which (i) any person entitled to indemnification under this Section 5 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Act, the Exchange Act or otherwise may be required on the part of any such person in circumstances for which indemnification is provided under this Section 5, then, and in each such case, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the initial offering price appearing thereon and the Company is responsible for the balance; provided, that, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect the relative fault of the Company and the Underwriters in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations.  The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  Notwithstanding the provisions of this Section 5.3.1, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Public Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay in respect of such losses, liabilities, claims, damages and expenses.  For purposes of this Section, each director, officer and employee of an Underwriter or the Company, as applicable, and each person, if any, who controls an Underwriter or the Company, as applicable, within the meaning of Section 15 of the Act shall have the same rights to contribution as the Underwriters or the Company, as applicable.

5.3.2 Contribution Procedure.  Within fifteen days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (“contributing party”), notify the contributing party of the commencement thereof, but the omission to so notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder.  In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or its representative of the commencement thereof within the aforesaid fifteen days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified.  Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of such contributing party.  The contribution provisions contained in this Section are intended to supersede, to the extent permitted by law, any right to contribution under the Act, the Exchange Act or otherwise available.  The Underwriters’ obligations to contribute pursuant to this Section 5.3 are several and not joint.

6.	Default by an Underwriter.

6.1 Default Not Exceeding 10% of Firm Units or Option Units.  If any Underwriter or Underwriters shall default in its or their obligations to purchase the Firm Units or the Option Units, if the Over-Allotment Option is exercised, hereunder, and if the number of the Firm Units or Option Units with respect to which such default relates does not exceed in the aggregate 10% of the number of Firm Units or Option Units that all Underwriters have agreed to purchase hereunder, then such Firm Units or Option Units to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

6.2 Default Exceeding 10% of Firm Units or Option Units.  In the event that the default addressed in Section 6.1 above relates to more than 10% of the Firm Units or Option Units, you may in your discretion arrange for yourself or for another party or parties to purchase such Firm Units or Option Units to which such default relates on the terms contained herein.  If within one Business Day after such default relating to more than 10% of the Firm Units or Option Units you do not arrange for the purchase of such Firm Units or Option Units, then the Company shall be entitled to a further period of one Business Day within which to procure another party or parties satisfactory to you to purchase said Firm Units or Option Units on such terms.  In the event that neither you nor the Company arrange for the purchase of the Firm Units or Option Units to which a default relates as provided in this Section 6, this Agreement will be terminated by you or the Company without liability on the part of the Company (except as provided in Sections 3.11.1 and 5 hereof) or the several Underwriters (except as provided in Section 5 hereof); provided, however, that if such default occurs with respect to the Option Units, this Agreement will not terminate as to the Firm Units; and provided further that nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other several Underwriters and to the Company for damages occasioned by its default hereunder.

6.3 Postponement of Closing Date.  In the event that the Firm Units or Option Units to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, you or the Company shall have the right to postpone the Closing Date or Option Closing Date for a reasonable period, but not in any event exceeding five Business Days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment to the Registration Statement or the Prospectus that in the opinion of counsel for the Underwriters may thereby be made necessary.  The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 6 with like effect as if it had originally been a party to this Agreement with respect to such Securities.

7.	Right to Appoint Observer.

Until the consummation of a Business Combination, upon notice from the Representatives to the Company, the Representatives shall have the right to send a representative (who need not be the same individual from meeting to meeting) to observe each meeting of the Board of Directors of the Company; provided that such representative shall sign a Regulation FD compliant confidentiality agreement which is reasonably acceptable to the Representatives and their counsel in connection with such representative’s attendance at meetings of the Board of Directors; and provided further that upon written notice to the Representatives, the Company may exclude the representative from meetings where, in the written opinion of counsel for the Company, the representative’s presence would destroy the attorney-client privilege.  The Company agrees to give the Representatives written notice of each such meeting and to provide the Representatives with an agenda and minutes of the meeting no later than it gives such notice and provides such items to the other directors and to reimburse the representative of the Representatives for his or her reasonable out-of-pocket expenses incurred in connection with his or her attendance at the meeting, including but not limited to, food, lodging and transportation.

8.	Additional Covenants.

8.1 Additional Shares or Options.  The Company hereby agrees that until the consummation of a Business Combination, it shall not issue any Ordinary Shares (except with respect to any exercise of Warrants) or any options or other securities convertible into Ordinary Shares, or any shares of preferred stock or other Securities of the Company which participate or may participate in any manner in the Trust Account or which vote as a class with the Ordinary Shares on a Business Combination.

8.2 Insider Letters; Warrant Purchase Agreement; Trust Agreement.  The Company shall not take any action or omit to take any action which would cause a breach of any of the Insider Letters or the Warrant Purchase Agreement and will not allow any amendments to, or waivers of, the Insider Letters, the Warrant Purchase Agreement or the Trust Agreement without the prior written consent of the Representatives. Further the Company shall take such actions as may be reasonably necessary to enforce the provisions of the Insider Letters in the event of a breach thereof by the Existing Shareholder, director and/or officer party thereto.

8.3 Memorandum and Articles of Association.  The Company shall not take any action or omit to take any action that would cause the Company to be in breach or violation of its Memorandum and Articles of Association.  Prior to the consummation of a Business Combination, the Company will not amend its Memorandum and Articles of Association without the prior written consent of the Representatives.

8.4 Acquisition/Liquidation Procedure.  The Company agrees: (i) prior to the consummation of any Business Combination, it will submit such transaction to the Company’s shareholders for their approval (“Business Combination Vote”) even if the nature of the acquisition is such as would not ordinarily require shareholder approval under the laws of the Cayman Islands; and (ii) in the event that the Company does not effect a business combination within twenty-four months from the consummation of the Offering (the “Termination Date”), this shall trigger an automatic winding-up of the Company and the trust account will be liquidated to holders of IPO Shares in the manner described in the Sale Preliminary Prospectus and the Prospectus as soon as reasonably practicable, and subject to the requirements of the laws of the Cayman Islands.  For purposes of this Section 8.4, the term “IPO Shares” means the Ordinary Shares included in the Public Securities.

8.4.1 Distribution upon Liquidation. Upon liquidation of the Trust Account, subject to the requirements of the laws of the Cayman Islands, the Company will distribute only to the holders of IPO Shares an aggregate sum equal to the Company’s Liquidation Value, which sum shall be distributed pro rata among the holders of the IPO Shares.  The Company’s “Liquidation Value” means: (i) all of the all principal and accrued interest contained within the Trust Account, less any amounts previously distributed to the Company out of the interest earned on the Trust Account pursuant to the terms of the Trust Agreement (after payment of, or provision for, applicable taxes and claims of creditors), plus (ii) all cash and other liquid assets (which shall be reduced to cash as part of the Company’s winding up) then held by the Company outside of the Trust Account, all as distributed in amounts to the holders as determined by AST, as trustee of the Trust Account.  Only holders of IPO Shares as of the record date for the distribution shall be entitled to receive liquidating distributions with respect to the IPO Shares they beneficially own and the Company shall pay no liquidating distributions with respect to any other shares of capital stock of the Company, including the Ordinary Shares held by the Existing Shareholders prior to the Offering (but shall include Ordinary Shares purchased by Existing Shareholders after the Offering).

8.4.2 Vote by Existing Shareholders. With respect to the Business Combination Vote, the Company shall cause all of the Existing Shareholders to vote (i) the Ordinary Shares owned by them immediately prior to this Offering in accordance with the vote of the holders of a majority of the IPO Shares present, in person or by proxy, at a meeting of the Company’s shareholders called for such purpose and (ii) the Ordinary Shares acquired by them in connection with or following this Offering in favor of any Business Combination, at a meeting of the Company’s shareholders called for such purpose.

8.4.3 Shareholder Redemption Rights. At the time the Company seeks approval of any potential Business Combination (prior to the confirmation of its initial Business Combination), the Company will offer each of the holders of the IPO Shares the right to redeem their IPO Shares into a pro rata share of the Trust Account (the “Conversion Price”).  If holders of less than 40% in interest of the Company’s Ordinary Shares vote against such approval of a Business Combination, the Company may, but will not be required to, proceed with such Business Combination.  If the Company elects to so proceed, it will redeem Ordinary Shares, based upon the Conversion Price, from those holders of Ordinary Shares who affirmatively requested such redemption and who voted against the Business Combination as provided under the Cayman Islands.  If holders of 40% or more in interest of the Ordinary Shares vote against approval of any potential Business Combination, the Company will not proceed with such Business Combination and will liquidate.

8.5 Rule 419.  The Company agrees that it will use its best efforts to prevent the Company from becoming subject to Rule 419 under the Act prior to the consummation of any Business Combination, including but not limited to using its best efforts to prevent any of the Company’s outstanding securities from being deemed to be a “penny stock” as defined in Rule 3a-51-1 under the Exchange Act during such period.

8.6 Affiliated Transactions.  Except as disclosed on the Registration Statement, the Company shall cause each of the Existing Shareholders to agree that, in order to minimize potential conflicts of interest which may arise from multiple affiliations, the Existing Shareholders will present to the Company for its consideration, prior to presentation to any other person or company, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the Existing Shareholders cease to be an officer or director of the Company, subject to any pre-existing fiduciary or contractual obligations the Existing Shareholders might have.

8.7 Target Net Assets.  The Company agrees that its initial Business Combination must be with one or more Target Businesses that have an aggregate fair market value equal to at least 80% of the amount in the Company’s Trust Account (less Deferred Fees, including interest thereon, held in the Trust Account) at the time of such Business Combination.  The fair market value of each Target Business must be determined by the Board of Directors of the Company based upon standards generally accepted by the financial community, such as actual and potential sales, earnings and cash flow and book value.  If the Board of Directors of the Company is not able to independently determine that the Target Business has a fair market value of at least 80% of the Company’s net assets held in trust, net of taxes, at the time of such transaction, or if the target business is affiliated with any of the Existing Shareholders, the Company will obtain an opinion from an unaffiliated, independent investment banking firm which is a member of FINRA with respect to the satisfaction of such criteria.  The Company is not required to obtain an opinion from an investment banking firm as to the fair market value if the Company’s Board of Directors independently determines that the Target Business does have sufficient fair market value.

8.8 Trust Account Waiver Acknowledgments.  The Company hereby agrees that it will not commence its due diligence investigation of any operating business or businesses which the Company seeks to acquire (each, a “Target Business”) or obtain the services of any vendor unless and until such Target Business or vendor acknowledges in writing, whether through a letter of intent, memorandum of understanding or other similar document (and subsequently acknowledges the same in any definitive document replacing any of the foregoing), that (a) it has read the Prospectus and understands that the Company has established the Trust Account, initially in an amount of $285,075,000 (without giving effect to any exercise of the Over-allotment Option) for the benefit of the public shareholders and that, except for a portion of the interest earned on the amounts held in the Trust Account, the Company may disburse monies from the Trust Account only: (i) to the public shareholders in the event of the redemption of their shares or the dissolution and liquidation of the Trust Account as part of the Company’s plan of dissolution and liquidation or (ii) to the Company after it consummates a Business Combination and (b) for and in consideration of the Company (1) agreeing to evaluate such target business for purposes of consummating a Business Combination with it or (2) agreeing to engage the services of the vendor, as the case may be, such target business or vendor agrees that it does not have any right, title, interest or claim of any kind in or to any monies of the Trust Account (“claim”) and waives any claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.  The foregoing letters shall substantially be in the form attached hereto as Exhibits A and B, respectively.

8.9 Proxy and Other Information.  The Company shall provide counsel to the Representatives with ten copies of all proxy information and all related material filed with the commission in connection with a Business Combination concurrently with such filing with the commission.  In addition, the Company shall furnish any other state in which its initial public offering was registered, such information as may be requested by such state.

8.10 Preliminary Proxy Materials. Notwithstanding the fact that the Company, as a “foreign private issuer” (as defined in Rule 3b-4 of the Exchange Act) is not required to file with the Commission preliminary proxy solicitation materials regarding the Business Combination in accordance with the proxy rules promulgated under the Exchange Act which prescribe the form and content of proxy statements (“Proxy Rules”), the Company hereby undertakes that it will provide its shareholders such materials that comply in form and content with the requirements of the Proxy Rules.

9.	Representations and Agreements to Survive Delivery.

Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements as of the Closing Dates and such representations, warranties and agreements of the Underwriters and the Company, including the indemnity agreements contained in Section 5 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company or any controlling person, and shall survive termination of this Agreement or the issuance and delivery of the Securities to the several Underwriters until the earlier of the expiration of any applicable statute of limitations and the seventh anniversary of the later of the Closing Date or the Option Closing Date, if any, at which time the representations, warranties and agreements shall terminate and be of no further force and effect.

10.	Effective Date of This Agreement and Termination Thereof.

10.1 Effective Date.  This Agreement shall become effective on the Effective Date at the time the Registration Statement is declared effective by the Commission.

10.2 Termination.  You shall have the right to terminate this Agreement at any time prior to the Closing Date, (i) if any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, general securities markets in the United States; or (ii) if trading on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, the NASDAQ Capital Market or on the OTC Bulletin Board (or successor trading market) shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities shall have been required on the American Stock Exchange, the NASDAQ Global Market, the NASDAQ Capital Market or on the OTC Bulletin Board (or successor trading market) or by order of the Commission or any other government authority having jurisdiction, or (iii) if the United States shall have become involved in a new war or an increase in major hostilities, or (iv) if a banking moratorium has been declared by a New York State or federal authority, or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities market, or (vi) if the Company shall have sustained a material loss by fire,  flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in your opinion, make it inadvisable to proceed with the delivery of the Units, or (vii) if any of the Company’s representations, warranties or covenants hereunder are breached, or (viii) if either of the Representatives shall have become aware after the date hereof of such a material adverse change in the conditions or prospects of the Company, or such adverse material change in general market conditions, including without limitation as a result of terrorist activities after the date hereof, as in the Representatives’ judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Units or to enforce contracts made by the Underwriters for the sale of the Securities.

10.3 Expenses.  In the event that this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the obligations of the Company to pay the out of pocket expenses related to the transactions contemplated herein shall be governed by Section 3.11 hereof.

10.4 Indemnification.  Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 5 shall not be in any way effected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

11.	Miscellaneous.

11.1 Notices.  All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed, delivered or telecopied and confirmed and shall be deemed given when so delivered or telecopied and confirmed or if mailed, five business days after such mailing:

If to the Representatives:

Morgan Joseph & Co. Inc.
600 Fifth Avenue
19th Floor
New York, New York  10020
Attn:  Tina Pappas
Facsimile:  (212)

and

Legend Merchant Group, Inc.
30 Broad Street
38th Floor
New York, New York  10004
Attn:  Sam Ottensoser
Facsimile:  (212) 809-5567

Copy to:

Loeb & Loeb LLP
345 Park Avenue
New York, New York  10154
Attn:  Mitchell Nussbaum, Esq.

If to the Company:

Infinity I-China Acquisition Corporation
Unit 5707, The Center
99 Queen’s Road Central
Hong Kong
Attn: Chief Executive Officer

Copy to:

Ellenoff Grossman & Schole LLP
370 Lexington Avenue
New York, New York 10017
Attn: Douglas Ellenoff, Esq.

11.2 Headings.  The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

11.3 Amendment.  This Agreement may only be amended by a written instrument executed by each of the parties hereto.

11.4 Entire Agreement.  This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

11.5 Binding Effect.  This Agreement shall inure solely to the benefit of and shall be binding upon the Representatives, the Underwriters, the Company and the controlling persons, directors and officers referred to in Section 5 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. This agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other person.  The term “successors and assigns” shall not include a purchaser, in its capacity as such, of securities from any of the Underwriters.  The Company acknowledges and agrees that: (i) the sale and issuance of the securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Underwriters; (ii) in connection therewith and with the process leading to the offering, the Underwriters are acting solely as a principal and not the agent or fiduciary of the Company; (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto, including any negotiation related to the pricing of the securities; and (iv) the Company has consulted its own legal and financial advisors to the extent it has deemed appropriate in connection with this Agreement and the offering.

11.6 Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

11.7 Jurisdiction; Service. Any claim arising out of or relating to this Agreement shall be resolved solely in the Supreme Court of the State of New York, New York County or the United States District Court for the Southern District of New York, City and State of New York, and appellate courts from any thereof (“Courts”). The Company and the Representatives hereby irrevocably (a) submit to the jurisdiction of the foregoing Courts and (b) waive any objection which either party may have at any time to the laying on or of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any such Court and (c), waive any claim that any such suit, action or proceeding brought in any such Court has been brought in an inconvenient forum, and (d) waive any objection in any such suit to discovery and/or disclosure under the applicable federal and local rules of civil procedure or the New York State civil practice laws and rules based upon the purported confidentiality of any document or the disclosure of any information, including but not limited to the identification of relevant individuals and/or businesses, under the laws of the Cayman Islands. The Company irrevocably appoints EG&S as its agent for service of process in the State of New York to receive, for the Company on its behalf, service of process in any proceeding. Any such process or summons to be served upon the Company may be served by personal delivery, by mail, or in any other manner as may be permitted by the rules of the Court in which the action, suit or proceeding is commenced, upon the Company c/o Ellenoff Grossman & Schole LLP, 370 Lexington Avenue, New York, New York, 10017, Attention: Douglas Ellenoff. Such delivery shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

11.8 JURY TRIAL WAIVER. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.

11.9 Execution in Counterparts.  This Agreement may be executed in one or more original or facsimile (or other electronic transmission) counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto.

11.10 Waiver, Etc.  The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement.  No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

11.11 No Fiduciary Relationship.  The Company hereby acknowledges that the Underwriters are acting solely as Underwriters in connection with the offering of the Company’s securities.  The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, shareholders, creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the offering of the Company’s securities, either before or after the date hereof.  The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect.  The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company.  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

[Remainder of page intentionally left blank]

If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.
Very truly yours,

INFINITY I-CHINA ACQUISITION CORPORATION

By:
Name:
Title:

Accepted on the date first
above written.

MORGAN JOSEPH & CO. INC.

By:
Name:
Title:

LEGEND MERCHANT GROUP, INC.

By:
Name:
Title:

SCHEDULE I

INFINITY I-CHINA ACQUISITION CORPORATION

4,500,000 Units
Underwriter	Number of Firm Units to be Purchased

Morgan Joseph & Co. Inc.

Legend Merchant Group, Inc.

APPENDIX A

1.
The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of its place of incorporation.  The Company is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing, except where the failure to qualify would not have a material adverse effect on the assets, business or operations of the Company.

2.
All issued and outstanding securities of the Company (including, without limitation, the Insider Warrants) have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any shareholder of the Company arising by operation of law or under the Amended and Restated Memorandum and Articles of Association (“Articles”) of the Company.  The offers and sales of the outstanding Ordinary Shares prior to the Offering were at all relevant times either registered under the Act or exempt from such registration requirements.  The authorized and, to such counsel’s knowledge, outstanding capital stock of the Company is as set forth in the Prospectus.

3.
The Securities have been duly authorized and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders.  The Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company arising by operation of law or under the Articles of the Company.  When issued, the Representatives’ Purchase Option, the Representatives’ Warrants and the Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby and such Warrants, the Representatives’ Purchase Option, and the Representatives’ Warrants, when issued, in each case, are enforceable against the Company in accordance with their respective terms, except (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (b) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.  A sufficient number of Ordinary Shares have been reserved for issuance upon exercise of the Warrants, the Representatives’ Purchase Option and the Representatives’ Warrants. The certificates representing the Securities are in due and proper form.

4.
The Insider Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby, and such Insider Warrants are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.  A sufficient number of Ordinary Shares have been reserved for issuance upon exercise of the Insider Warrants.  The Ordinary Shares underlying the Insider Warrants will, upon exercise of the Warrants and payment of the exercise price thereof, be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to preemptive or, to such counsel’s knowledge, similar rights that entitle or will entitle any person to acquire any securities from the Company upon issuance thereof.

5.
This Agreement, the Warrant Agreement, the Services Agreement, the Trust Agreement, the Escrow Agreement and the Warrant Purchase Agreement have each been duly and validly authorized and, when executed and delivered by the Company, constitute, and the Representatives’ Purchase Option has been duly and validly authorized by the Company and, when executed and delivered, will constitute, the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (b) as enforceability of any indemnification or contribution provisions may be limited under the federal and state securities laws, and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

6.
The execution, delivery and performance of this Agreement and the Ancillary Agreements and compliance by the Company with the terms and provisions thereof and the consummation of the transactions contemplated thereby, and the issuance and sale of the Securities, do not and will not, with or without the giving of notice or the lapse of time, or both, (a) to such counsel’s knowledge, conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, or result in the creation or modification of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to the terms of, any mortgage, deed of trust, note, indenture, loan, contract, commitment or other agreement or instrument filed as an exhibit to the Registration Statement, (b) result in any violation of the provisions of the Articles of the Company, or (c) to such counsel’s knowledge, violate any United States statute or any judgment, order or decree, rule or regulation applicable to the Company of any court, United States federal, state or other regulatory authority or other governmental body having jurisdiction over the Company, its properties or assets.

7.
The Registration Statement, the Sale Preliminary Prospectus and the Prospectus and any post-effective amendments or supplements thereto (other than the financial statements included therein, as to which no opinion need be rendered) each as of their respective dates appeared on their face to comply as to form in all material respects with the requirements of the Act and Regulations.  The Securities and all other securities issued or issuable by the Company conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus.  The descriptions in the Registration Statement, the Sale Preliminary Prospectus and in the Prospectus, insofar as such statements constitute a summary of statutes, legal matters, contracts, documents or proceedings referred to therein, fairly present in all material respects the information required to be shown with respect to such statutes, legal matters, contracts, documents and proceedings, and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Sale Preliminary Prospectus and the Prospectus that are not described in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus or included as exhibits to the Registration Statement that are not described or included as required.

8.
The Registration Statement is effective under the Act.  To such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act or applicable state securities laws.

9.
To such counsel’s knowledge, there is no action, suit or proceeding before or by any court of governmental agency or body, domestic or foreign, now pending, or threatened against the Company that is required to be described in the Registration Statement.

10.
The statements under the subheading “United States Federal Income Taxation” under the caption “Taxation”, insofar as such statements constitute a summary of the legal matters, agreements, documents or proceedings referred to therein, fairly and accurately present the information called for with respect to such legal matters, agreements, documents and proceedings.

The opinion of counsel shall further include a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, the Underwriters and the independent registered public accounting firm of the Company, at which conferences the contents of the Registration Statement, the Sale Preliminary Prospectus and the Prospectus contained therein and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus contained therein (except as otherwise set forth in the foregoing opinion), solely on the basis of the foregoing without independent check and verification, no facts have come to the attention of such counsel which lead them to believe that the Registration Statement or any amendment thereto, at the time the Registration Statement or amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus or any amendment or supplement thereto, at the time they were filed pursuant to Rule 424(b) or at the date of such counsel’s opinion, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, not misleading (except that such counsel need express no opinion with respect to the financial information and statistical data and information included in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus).

APPENDIX B

1. The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of its jurisdiction of incorporation, with full power and authority to own its properties and conduct its business as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.

2. All issued and outstanding securities of the Company (including, without limitation, the Insider Warrants) have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any shareholder of the Company arising by operation of law or under the Amended and Restated Memorandum and Articles of Association (“Articles”) of the Company. The authorized and outstanding capital stock of the Company is as set forth in the Prospectus.

3. The Securities have been duly authorized and, when issued and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders. The Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company arising by operation of law or under the Articles of the Company or, to such Counsel’s knowledge, similar rights that entitle or will entitle any person to acquire any security from the Company upon issuance or sale thereof. When issued, the Representatives’ Purchase Option, the Representatives’ Warrants and the Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby and such Warrants, Representatives’ Purchase Option, and Representatives’ Warrants, when issued, in each case, are enforceable against the Company in accordance with their respective terms, except (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (b) as enforceability of any indemnification or contribution provision may be limited under the laws of the Cayman Islands, and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. A sufficient number of Ordinary Shares have been reserved for issuance upon exercise of the Warrants, the Representatives’ Purchase Option and the Representatives’ Warrants. The certificates representing the Securities are in due and proper form. The Ordinary Shares underlying the Warrants included in the Securities will, upon exercise of such Warrants and payment of the exercise price thereof, be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to preemptive or, to such counsel’s knowledge, similar rights that entitle or will entitle any person to acquire any securities from the Company upon issuance thereof.

4. The Insider Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby, and such Insider Warrants are enforceable against the Company in accordance with their respective terms, except: (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (b) as enforceability of any indemnification or contribution provision may be limited under the laws of the Cayman Islands; and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. A sufficient number of Ordinary Shares have been reserved for issuance upon exercise of the Insider Warrants. The Ordinary Shares underlying the Insider Warrants will, upon exercise of the Insider Warrants and payment of the exercise price thereof, be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to preemptive or, to such counsel’s knowledge, similar rights that entitle or will entitle any person to acquire any securities from the Company upon issuance thereof.

5. The Company has full right, power and authority to execute and deliver this Agreement and the Ancillary Agreements and to perform its obligations thereunder, and all corporate action required to be taken for the due and proper authorization, execution and delivery of this Agreement and the Ancillary Agreements and consummation of the transactions contemplated by this Agreement, the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus have been duly and validly taken.

6. The Insider Letters, the Warrant Purchase Agreement, and the Escrow Agreement have been duly authorized, executed and delivered by the Initial Shareholders and/or officers and directors of the Company (or if applicable, their affiliates) party thereto constitute constitute, the valid and binding obligations of such persons, enforceable against them in accordance with their respective terms, except (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (b) as enforceability of any indemnification or contribution provisions may be limited under the laws of the Cayman Islands, and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

7. This Agreement and the Ancillary Agreements other than the Representatives’ Purchase Option have each been duly and validly authorized and, when executed and delivered by the Company, constitute, and the Representatives’ Purchase Option has been duly and validly authorized by the Company and, when executed and delivered, will constitute, the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (b) as enforceability of any indemnification or contribution provisions may be limited under the laws of the Cayman Islands, and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

8. The execution, delivery and performance of this Agreement and the Ancillary Agreements, the issuance and sale of the Securities and the Insider Warrants, the consummation of the transactions contemplated hereby and thereby and compliance by the Company with the terms and provisions hereof and thereof, do not and will not, with or without the giving of notice or the lapse of time, or both, (a) conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, or result in the creation or modification of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to the terms of, any mortgage, deed of trust, note, indenture, loan, contract, commitment or other agreement or instrument filed as an exhibit to the Registration Statement, (b) result in any violation of the provisions of the Articles of the Company, or (c) violate any statute or any judgment, order or decree, rule or regulation of the Cayman Islands applicable to the Company of any court or other regulatory authority or other governmental body of the Cayman Islands having jurisdiction over the Company, its properties or assets.

8. Such counsel has no reason to believe that on the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading and that the Sale Preliminary Prospectus or Prospectus, as of their respective dates and the Closing Date contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

9. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any judicial, regulatory or other legal or governmental agency or body of the Cayman Islands is required for the execution, delivery and performance of this Agreement or consummation of the transactions contemplated by this Agreement, the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.

10. The statements under: (i) the caption “Description of Securities,” (ii) the caption “Cayman Islands Exempted Company Considerations”; (iii) the risk factors captioned “Risk Factors-Risks Associated With Our Business-Being a foreign private issuer exempts us from certain Securities and Exchange Commission requirements that provide shareholders the protection of information that must be made available to shareholders of United States public companies, including with respect to our business combination,” “Risk Factors—Risks Associated with International Operations—You may face difficulties in protecting your interests, and your ability to protect your rights through the U.S. federal courts may be limited, because we are incorporated under Cayman Islands law.,” and “Risk Factors—Risks Associated with International Operations—Under Cayman Islands law, the requirements and restrictions relating to this offering contained in our amended and restated Memorandum and Articles of Association may be amended, which could reduce or eliminate the protection afforded to our shareholders by such requirements and restrictions”, “Risk Factors—Risks Associated with International Operations-There are certain aspects of Cayman Islands law which may impair our ability to structure and effect certain business combination structures”, “Risk Factors—Risks Associated with International Operations—We may become subject to taxation in the Cayman Islands which would negatively affect our results”; and (iv) the statement under the subheading “Cayman Islands Taxation” under the caption “Taxation”, insofar as such statements constitute a summary of the legal matters, agreements, documents or proceedings referred to therein, fairly and accurately present the information called for with respect to such legal matters, agreements, documents and proceedings.

11. No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the underwriters to the Cayman Islands or to any political subdivision or taxing authority thereof or therein in connection with the sale and delivery by the Company of the Units to or for the respective accounts of the Underwriters or the sale or delivery by the Underwriters of the Units to the initial purchasers thereof.

12. All dividends and other distributions declared and payable on the Ordinary Shares of the Company may under the laws and regulations of the Cayman Islands be paid in United States dollars and may be freely transferred out of the Cayman Islands, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in or without the necessity of obtaining any consents, approvals, authorizations, orders, licenses, registrations, clearances and qualifications of or with any governmental agency or body in the Cayman Islands.

13. Subsequent to the respective dates as of which information is given in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, except as set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, to the best of our knowledge the Company has not paid any dividends on its capital stock.

14. To such counsel’s knowledge, there is no action, suit or proceeding before or by any court of the Cayman Islands, now pending, or threatened against the Company that is required to be described in the Registration Statement.

The opinion of counsel shall further include a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, the Underwriters and the independent registered public accounting firm of the Company, at which conferences the contents of the Registration Statement, the Sale Preliminary Prospectus and the Prospectus contained therein and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus contained therein (except as otherwise set forth in the foregoing opinion), solely on the basis of the foregoing without independent check and verification, no facts have come to the attention of such counsel which lead them to believe that the Registration Statement or any amendment thereto, at the time the Registration Statement or amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus or any amendment or supplement thereto, at the time they were filed pursuant to Rule 424(b) or at the date of such counsel’s opinion, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, not misleading (except that such counsel need express no opinion with respect to the financial information and statistical data and information included in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus).

APPENDIX C

1. No Chinese law, rule, statute, government order or mandate or regulation required to be described in the Prospectus is not described as required and insofar as the disclosures in the Registration Statement and Prospectus purport to summarize matters of Chinese law, rules, statutes and regulations, such disclosures constitute accurate summaries thereof in all material respects.

The opinion of counsel shall further include a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and representatives of the Underwriters at which the contents of the Registration Statement, the Prospectus and related matters were discussed and although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, no facts have come to the attention of such counsel which should lead them to believe that either the Registration Statement or the Prospectus or any amendment or supplement thereto, as of the date of such opinion, solely with respect to matters of Chinese law, rules, statutes and regulations contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circum-stances under which they were made, not misleading.

EXHIBIT A

FORM OF TARGET BUSINESS LETTER

Infinity I-China Acquisition Corporation

Gentlemen:

Reference is made to the Final Prospectus of Infinity I-China Acquisition Corporation (the “Company”), dated                  , 2008 (the “Prospectus”).  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in Prospectus.

We have read the Prospectus and understand that the Company has established the Trust Account, initially in an amount of at least $                 for the benefit of the Public Shareholders and the Underwriters of the Company’s initial public offering (the “Underwriters”) and that, except for a portion of the interest earned on the amounts held in the Trust Account, the Company may disburse monies from the Trust Account only: (i) to the Public Shareholders in the event of the redemption of their shares or the dissolution and liquidation of the Company or (ii) to the Company and the Underwriters after it consummates a Business Combination.

For and in consideration of the Company agreeing to evaluate the undersigned for purposes of consummating a Business Combination with it, the undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account (each, a “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

Print Name of Target Business

Authorized Signature of Target Business

EXHIBIT B

FORM OF VENDOR LETTER

Infinity I-China Acquisition Corporation

Gentlemen:

Reference is made to the Final Prospectus of Infinity I-China Acquisition Corporation (the “Company”), dated        , 2008 (the “Prospectus”).  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in Prospectus.

We have read the Prospectus and understand that the Company has established the Trust Account, initially in an amount of at least $               for the benefit of the Public Shareholders and the Underwriters of the Company’s initial public offering (the “Underwriters”) and that, except for a portion of the interest earned on the amounts held in the Trust Account, the Company may disburse monies from the Trust Account only: (i) to the Public Shareholders in the event of the redemption of their shares or the dissolution and liquidation of the Company or (ii) to the Company and the Underwriters after it consummates a Business Combination.

For and in consideration of the Company agreeing to use the services of the undersigned, the undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account (each, a “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any services provided to the Company and will not seek recourse against the Trust Account for any reason whatsoever.

Print Name of Vendor

Authorized Signature of Vendor